Long-term Obligations under Capital Lease - Repayments Due for Obligations Under Capital Lease (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Capital Lease Obligations [Abstract]
2019	$ 59,086
2020	150,401
2021	46,352
2022	46,808
2023	88,552
Thereafter	281,370
Capital Leases, Future Minimum Payments Due, Total	672,569
Less amounts representing interest	(24,905)
Capital Lease Obligation	$ 647,664